                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------


                                   FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)         AUGUST 17, 1998
                                                     ----------------------


                      ASSET BACKED SECURITIES CORPORATION
            (Exact name of registrant as specified in its charter)



                                   DELAWARE
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


            333-00365                             13-3354848
   ----------------------------      -----------------------------------------
      Commission File Number           (I.R.S. Employer Identification No.)


                               11 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                 ------------------------------------------
                   (Address of principal executive offices)


                                (212) 325-1811
                        -------------------------------
                        (Registrant's telephone number)


                                NOT APPLICABLE
         ------------------------------------------------------------
         (Former Name or Former Address if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         The Registrant is filing its Servicer's Report and Monthly Noteholder and Certificateholder Statement.

ITEM 7.  FINANCIAL  STATEMENTS AND EXHIBITS.

         (c).  Exhibits.


EXHIBIT NO.  DOCUMENT DESCRIPTION
-----------  --------------------
20.1 Servicer's Report and Monthly Noteholder and Certificateholders Statement, dated as of August 17, 1998.
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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ASSET BACKED SECURITIES CORPORATION
                                          -----------------------------------
                                                     (Registrant)


Dated: August 24, 1998                    By:  /s/ Erik A. Falk
                                          -----------------------------------
                                          Name:  Erik A. Falk
                                          Title: Vice President